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                                                                       EXHIBIT 3

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Microfilm Number 2000-33-1439         Filed with the Department of State on  April 27, 2000
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Entity Number     369114                                 Kim Pizzingrilli
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                                                  Secretary of the Commonwealth           JK
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               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 90)

         In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:               UGI Utilities, Inc.
                                   --------------------------------------------

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2.  The (a) address of this corporation's current registered office in this
Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Box 858   Route 363   Irwin Building   Valley Forge, PA 19482    Montgomery
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    Number and Street                     City         State     Zip    County

(b)  c/o: ______________________________________________________________________
                  Name of Commercial Registered Office Provider         County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is:     P.L. 408
                                                         ----------------------
4.  The date of its incorporation is:                8/4/25
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5. (Check and, if appropriate, complete one of the following):

  X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

_____ The amendment shall be effective on: ________________ at ________________
                                                 Date               Hour
6. (Check one of the following):

  X The amendment was adopted was adopted by the shareholders (or members) pursuant to 15 Pa.C.S.Section 1914(a) and (b).


_____ The amendment was adopted by the board of directors pursuant to 15
      Pa.C.S.Section 1914 (c).

7. (Check and, if appropriate, complete one of the following):

  X The amendment adopted by the corporation, set forth in full, is as follows:

      "Resolved , the amendment to the Articles of Incorporation of UGI Utilities, Inc. to change its registered address to 100 Kachel Boulevard, Suite 400 Green Hills Corporate Center Reading , PA 19607 is approved."

_____ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.
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(Check if the amendment restates the Articles):

_____ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

       IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 20th day of April , 2000.
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                                              UGI Utilities, Inc.
                                         --------------------------------------
                                                          (Name of Corporation)

                                         BY:        Tom Jackal
                                                 ------------------------------
                                                                  (Signature)

                                         TITLE:   Vice President - Law
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                                                  Associate General Counsel